UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2017

ORIENT PAPER, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34577	20-4158835
(Commission File Number)	(IRS Employer Identification No.)

Science Park, Juli Road Xushui District, Baoding City Hebei Province, People’s Republic of China	072550
(Address of principal executive offices)	(Zip Code)

(86) 312-8698215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on December 8, 2017, Beijing, China time (the “Annual General Meeting”).  A total of 14,892,783 shares of common stock, representing 69.43% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies at the Annual General Meeting.  The final results for each of the matters submitted to a vote of stockholders at the Annual General Meeting as set forth in the Proxy Statement are as follows:

Proposal 1. Both of the two nominees for directors in Class I were elected to serve until the 2019 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.  The result of the votes to elect the two directors was as follows:

DIRECTORS:	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTE
Marco Ku Hon Wai	10,635,407	0	177,283	5,070,093
Wenbing Christopher Wang	10,635,407	0	177,283	5,070,093

Proposal 2.  The compensation of the named executive officers as disclosed in the Company’s Proxy Statement was approved on an advisory basis by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,985,243	742,622	84,825	5,070,093

Proposal 3.  The stockholders recommended, on an advisory basis, that the frequency of the stockholder vote to approve the compensation of the named executive officers every three years by the votes set forth in the table below:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
1,267,839	705,366	8,766,260	73,225	5,070,093

Proposal 4. The appointment of BDO China Shu Lun Pan CPAs LLP (“BDO”) as the Company’s independent registered public accounting firm for fiscal 2017 was ratified by the stockholders by the votes set forth in the table below:

FOR	AGAINST	ABSTAIN
14,525,294	234,069	133,420

There were no broker non-votes with respect to the appointment of BDO.

Item 8.01 Other Events.

On December 11, 2017, the Company issued a press release announcing the results of the Company’s 2017 Annual General Meeting of Stockholders, which was held on December 8, 2017, Beijing, China time. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release, dated December 11, 2017, issued by Orient Paper, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENT PAPER, INC.

Date: December 11, 2017	By:	/s/ Zhenyong Liu
		Name:	Zhenyong Liu
		Title:	Chief Executive Officer

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